BTCS

# Investor Presentation

## BTCS Inc. (Nasdaq: BTCS)

January 2023

https://www.btcs.com

# Safe Harbor

The following presentation contains statements, estimates, forecasts, and projections regarding future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team regarding our blockchain infrastructure operations business, planned continued expansions, market opportunity, the risk profile of our digital asset holdings, plans regarding securing other proof of stake blockchains, expected gross margins, our balance sheet growth, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing StakeSeeker our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, unexpected accounting adjustments, the rewards and costs associated with validating transactions on proof-of-stake blockchains, a significant decrease in the value of our digital asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our digital assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 11, 2022. The increasing risk of legislation or regulation arising from custodial platforms that may help protect investors presents many unknowns to our business and may increase costs. Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS

# BTCS Company Overview

BTCS generates revenue through its **blockchain infrastructure** operations by securing **next-generation blockchain** networks that power Web 3.

Our strategy focuses on driving **scalable growth** of our **StakeSeeker** platform, designed to attract users with consolidated crypto analytic tools and allow them to participate in blockchain networks by staking to our validator nodes.

## Core Business

- Blockchain infrastructure focus
- Non-custodial Staking-as-a-Service
- Robust API driven analytics platform

## Value Proposition

- Only pure-play Nasdaq listed staking company
- Executive leadership team with extensive industry and capital markets experience
- Over 8 years blockchain focus
- Unique and scalable business model

## 2022 Highlights

- 2022 $1.7 million revenue*
- 75% Gross Margins*
- Debt-free
- 38% insider ownership**
- First U.S. public company to pay a dividend in Bitcoin (the "Bividend")

*Unaudited for the year ended December 31, 2022.
** Insider ownership as of January 6, 2023

BTCS

# StakeSeeker

**StakeSeeker** is BTCS's newly introduced proprietary Cryptocurrency Dashboard and Staking-as-a-Service platform, developed to empower users to better understand and grow their crypto holdings with innovative portfolio analytics and a non-custodial process to earn staking rewards on digital asset holdings.

TOKENS

Bitstamp
GEMINI
kraken
BINANCE
BITTREX
coinbase


StakeSeeker

- Consolidate crypto position data
- Evaluate portfolio performance
- Earn and track staking rewards

https://www.stakeseeker.com

BTCS

# StakeSeeker

**StakeSeeker** is designed to provide a **one-stop-shop dashboard** for users to link and monitor their consolidated crypto portfolio data across multiple exchanges and wallets and have access to a suite of data analytic tools, including performance and reward tracking.

## Connect

Link exchanges and wallets where your crypto is held to evaluate and monitor your consolidated crypto portfolio in a central dashboard.


StakeSeeker
Home
Portfolio
Stake Hub
Rewards
Transactions
Settings
Total Balance:
$381.49
Available Balance:
$220.70
Staked:
$160.79
Rewards:
$0.00
Add Exchange
Add Wallet
Portfolio History
1D 1W 1M 3M 6M 1Y
Asset
Exchange/Wallet
Available
Staked
Rewards
Total
Balance
USD
$18.62
Bitcoin
$76.93
Litecoin
$8.36

## Analyze

Analyze your crypto performance with a suite of data analytic and reporting tools, including trading history and rewards tracking.


Portfolio
Portfolio History
1D 1W 1M 3M 6M 1Y
Relative Performance
Home
Portfolio
Stake Hub
Rewards
Transactions
Settings
Allocation
Token History
Exchange/Wallet Distribution

BTCS

# StakeSeeker

**StakeSeeker's Stake Hub** enables users to earn rewards by securely staking with **StakeSeeker** validators on a growing number of supported blockchains. As a non-custodial validator operator, BTCS receives a percentage of delegated token staking rewards, known as **validator node fees**, creating the potential opportunity for scalable revenue and business growth with limited additional costs.

## Stake

Delegate your crypto to StakeSeeker validators to participate in networks and earn rewards.


Stake Hub
MP
Home
Portfolio
Stake Hub
Rewards
Transactions
Settings
Total Value Staked: $139,198.35
USD / Tokens
Token | Price | APR* | Available | Staked | Rewards | Total Balance
AKT | $0.2025909 | 12.44% | $0 | $0 | $0 | $0 | Stake | Details →
ATOM | $8.8576771 | 20.95% | $58.46 | $137,086.74 | $906.82 | $138,052.03 | Stake | Details →
AVAX | $11.7165175 | 8.17% | $0 | $0 | $0 | $0 | Stake | Details →
KAVA | $0.7192517 | 16.33% | $2.6 | $1,135.67 | $8.05 | $1,140.32 | Stake | Details →
KSM | $24.1669943 | 13.75% | $0 | $0 | $0 | $0 | Stake | Details →
MINA | $0.4683047 | 11.46% | $0 | $0 | $0 | $0 | Stake | Details →
ADA | $0.24977 | 3.45% | - | - | - | - | Coming Soon
BAND | $1.577857 | 10.68% | - | - | - | - | Coming Soon
MATIC | $0.7878992 | 7.49% | - | - | - | - | Coming Soon
NEAR | $1.2787022 | 9.74% | - | - | - | - | Coming Soon


← Stake Hub
MP
Home
Portfolio
Stake Hub
Rewards
Transactions
Settings
Cosmos (ATOM)
$8.88
9% APR*
Stake Cosmos
Total Rewards $ 0
Last Payout $ 0
Date NaN
More Details
Wallets
+Add Wallet
USD / Tokens
Manish Cosmos $ 0
Available Balance: $ 0
Staked: $ 0
Rewards: $ 0
Cosmos Wallet 1 $ 0
Available Balance: $ 0
Staked: $ 0
Rewards: $ 0
Rewards Test $ 0
Available Balance: $ 0
Staked: $ 0
Rewards: $ 0
How to Stake Cosmos (ATOM)?
Click Stake Cosmos to start staking via the Staking Wizard in 3 simple clicks
Or stake directly from your wallet
How to stake directly from your Keplr Wallet
© 2022, BTCS Inc.

# Blockchain Networks Secured by BTCS

BTCS's current **blockchain infrastructure** operations are comprised of the blockchain networks described below. Our expansion strategy involves the evaluation of **high utility** and **promising blockchains** that can be supported on the **StakeSeeker** platform.

## StakeSeeker Supported Blockchains

**COSMOS**
"The internet of blockchains" ecosystem for interoperability.

**TEZOS**
Self-upgradable, security-focused, and energy-efficient PoS blockchain.

**MINA**
Extremely lightweight blockchain.

**KAVA**
Lightning-fast network connecting Cosmos and Ethereum.

**CARDANO**
Sustainability focused blockchain based on peer-reviewed research.

**AKASH**
Decentralized cloud computing marketplace.

**OASIS**
Privacy-enabled scalable blockchain network for DeFi.

**KUSAMA**
Scalable network for early stage Polkadot deployments.

**NEAR**
Developer and user-friendly dApp platform.

**AVALANCHE**
Fast, low cost open-source platform for dApps.

## Coming Soon to StakeSeeker

**POLYGON**
Protocol for building and connecting Ethereum - compatible blockchain networks.

**SOLANA**
High speed network for dApp development and scalability.

**BAND PROTOCOL**
High-performance, cross-chain data oracle platform.

## Other Blockchains Secured by BTCS

**ETHEREUM**
Leading smart contract layer-one decentralized platform.

**AXIE INFINITY**
NFT based online gaming.

**POLKADOT**
Enables multiple networks to operate together seamlessly.

For more details on each respective blockchain, visit our website at https://www.btcs.com

BTCS

# Company Overview
# Staking-as-a-Service ("SaaS") Opportunity

# BTCS Scalable Business Model

## Blockchain Infrastructure

- BTCS secures disruptive next-generation Proof-of-Stake blockchains that can power **DeFi, NFT, and Metaverse ecosystems**.
- We **earn revenue** by staking our digital assets and running validator nodes 24/7, securing blockchain networks, and participating in network consensus by validating transactions on PoS blockchains.


MINA
CARDANO
KUSAMA
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

## StakeSeeker Platform

- StakeSeeker by BTCS enables users to earn passive crypto rewards by staking through our **non-custodial Stake Hub** and evaluate their crypto portfolios across exchanges and wallets in a single analytics platform.
- The Platform aims to attract users and provide a simple means to **delegate/stake** user tokens to BTCS run validator nodes, boosting revenue growth through scale.
- BTCS will receive a percentage of token holders staking rewards as a validator node **fee**.



BTCS

# Comparison to a More Widely Known Business Model

**Asset Held by Individual**

- Individual Owns Property
- Individual Holds Crypto

**Decision to Monetize Asset**

- Property Listed on Airbnb for Rent
- Tokens Staked to StakeSeeker Nodes

**Monetizing Activity**

- Property Rented
- Transaction Validated

**Earnings & Payouts**

- Rental Fee: 90% (individual), 10% (airbnb)
- Blockchain Rewards: 90% (individual), 10% (StakeSeeker by BTCS)

Individual chooses to monetize their assets. **Renting physical assets** to earn rental income on **Airbnb's** platform is a similar concept to **staking tokens** to earn rewards using **BTCS's StakeSeeker** nodes.

Staked tokens are **delegated** to nodes to validate blockchain transactions and earn rewards.

Validator nodes operators earn a **fee** on rewards earned, similar to the **service fee** Airbnb charges for listing properties on its platform.

For illustrative purposes only. Airbnb and validator node operations are significantly different in many respects. Fees charged by Airbnb and validator node operators vary and are subject to change.

# Delegated Proof-of-Stake Blockchain Mechanics*

### What is Staking?

- Staking cryptocurrencies involves supporting the **consensus mechanism** of a Proof-of-Stake blockchain. The process involves committing crypto assets to support and validate transactions on a blockchain network, **earning rewards** for successful verification of transactions.
- Delegator's tokens are locked in network-based **smart contracts** ("Staked") with validator nodes as an incentive to ensure transaction validation adheres to the rules of the blockchain network.
- Rewards are typically earned based on the number of tokens staked to a node selected to **validate transactions** on a blockchain.



Token Holders
Blockchain Network
90% Rewards
3
1
Token Holders Delegate Rights
10% Fee
Transaction Validation
2
Validator Node

1. **Token Holders** ("Delegators") delegate their tokens to a Validator Node, but maintain their private keys (i.e. money), hence non-custodial.
2. **Validator Node** actively participates in the consensus mechanism and validates transactions.
3. **Blockchain Network** Rewards are distributed by the network to Token Holders and Fees for providing technical infrastructure are sent to Validator Node operators.

*For illustrative purposes only, actual fees may differ based on blockchain and competition.

# Importance of Custody in Today's Environment

Staking through BTCS's **StakeSeeker** platform is **non-custodial**, which differs from staking and lending interest offered by centralized crypto exchanges.

## Custodial Staking

- Crypto exchange creates wallets for accounts set up on exchange
- Custodian has control over funds and tokens (i.e. private keys) held in customer exchange accounts
- Users do not maintain (or control) private keys
- Typically, higher transaction fees

coinbase kraken BINANCE

vs.

## Non-Custodial Staking

- Crypto holders purchase tokens on exchanges and transfer off-exchange to digital wallets
- Users maintain control of private keys and direct staking activities
- Users control safeguarding of their assets
- Lower transaction fees

StakeSeeker by BTCS

Safeguarding customer funds continues to be a hot topic in the news. In light of the recent collapses of crypto lending platforms and exchanges, including FTX, the phrase "Not your keys, not your crypto", has been more widely circulated. This phrase refers to the inherent risk of keeping crypto on exchanges that hold the private keys to your digital assets.

Non-custodial staking encourages holders of crypto to maintain control of their assets by moving them off-exchange and into more secure digital wallets, where crypto holders can control the security of their private keys instead of trusting unregulated third-parties.

Staking from digital wallets enables you to participate in blockchain networks through delegation, creating the possibility to grow your holdings through staking rewards. This is considered non-custodial staking, as you retain control of your private keys during the delegation and staking process.

BTCS

# SaaS Market Opportunity – Fragmented Competition

BTCS expects the Staking-as-a-Service market opportunity to **grow with blockchain network adoption**. We anticipate the market participant structure for the subset of blockchains depicted below to be representative of the much larger PoS market.

## Total Staked Value

**10 BTCS Secured Blockchains (excluding ETH*)**

Larger, more well-known organizations like **Coinbase** and **Binance** compete as **custodial** staking options (i.e. on exchanges), which represents a small proportion of the overall staking market.



Custodial
$3B, 9%
~20 Validators
Non-Custodial
$34B, 91%
6k+ Validators

coinbase
BINANCE
kraken

StakeSeeker provides **non-custodial** staking, targeting a more significant and fragmented market opportunity.

*The illustrative chart represents data from the top 10 PoS blockchains currently secured by BTCS in addition to excluding ETH also excludes AVAX and AXS as of September 28, 2022.
This slide reflects solely the opinion of BTCS and its management.

# Industry Overview

# Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that verify and validate transactions.

## Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.


Centralized
Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).


BTCS
Distributed
Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

## How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

BTCS

# Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, etc.)

The internet changed the way people communicate with each other.
Blockchains change the way people transact with each other.



Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

## Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Metaverse – Virtual extension of world



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
SOLANA
ethereum
COSMOS
Polkadot
NEAR
CARDANO
AVALANCHE
polygon
Tezos
KUSAMA

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

# Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

## 1st Generation Blockchains

Bitcoin and gold are **storers of value**.



Gold Reserves
$11.8T(2)
Bitcoin
$318B(1)

## Next-Generation PoS Blockchains

The internet's future can be transformed by next-generation blockchains that serve as the backbone of digital assets and ownership in **Web 3**.



Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains (3)
$167B(1)

Sources: (1) CoinMarketCap.com as of 12/31/2022, (2) world gold reserves according to World Gold Council (End-2021), (3) Includes Ethereum, Cardano, Polygon and Polkadot.
The above was prepared by BTCS and reflects solely the opinion of BTCS and its management..

# Active Development Leading Indicator of Future Value*

The **significant increase** in both total developers and code commits on the Ethereum blockchain indicates its dominance and value proposition.

## Monthly Active Developers Since Launch



Total Developers
4,000
3,000
2,000
1,000
0
Ethereum
Polkadot
Solana
Cosmos
Bitcoin
Binance Smart Chain
NEAR
Avalanche
Terra
Flow
Stacks
Celo
Polygon
Fantom
Cardano
Tezos
Internet Computer
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
Days Since First Commit

A **Commit** is an update to the code of a blockchain that is pushed to GitHub a public code repository. It's an indication of the level of software development.

**Days Since First Commit** is representative of when a blockchain was launched.

Source: Electric Capital, Developer Report, January-December 2021.
*Statements reflect solely the opinion of BTCS and its management. Active development may not lead to future value.

BTCS

# Blockchain – Crypto Exposure Options

BTCS offers investors the opportunity to gain **exposure to crypto markets** with a focus on **next-generation blockchains** powering Web 3 and the growth of NFTs, DeFi, and the Metaverse.

1. Direct Crypto Ownership

2. VC & Private Investments

3. Public Companies

| Focus | Overview | Business Model | Investment Options |
|---|---|---|---|
| 1st Generation Blockchains | • Digital Currency (e.g. Bitcoin) serves as digital store of value<br>• Proof-of-Work ("PoW") Mining | • Capital Intensive Hardware with no Residual Value<br>• High Energy Consumption<br>• Increasingly Centralized | Nasdaq: Marathon Digital Holdings, Riot, IOT, coinbase, bakkt, HUT 8 — **28+ Options** (Bitcoin Miners & Exchanges)<br>OTC: Grayscale — **25+ Options** |
| Next-Generation Blockchains | • Infrastructure powering<br>• Web 3, NFTs, DeFi, and the Metaverse<br>• Proof-of-Stake Staking | • Highly Scalable, Hardware-Lite<br>• Higher Transaction Throughput<br>• Environmentally Friendly (ESG)<br>• More Decentralized | NEO Exchange: Defi Technologies, WonderFi, tokens.com, Ether Capital — **4 Options**<br>Nasdaq: BTCS, coinbase *(Primarily an exchange)* — **2 Options** |

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management. While we believe the information to be accurate, there may be more exposure options available, and business models may change.

BTCS

# Management & Board

## Management



**Charles Allen**
Chief Executive Officer & Chairman of the Board



**Michal Handerhan**
Chief Operating Officer & Director



**Michael Prevoznik**
Chief Financial Officer



**Manish Paranjape**
Chief Technology Officer

## Independent Directors



**Carol Van Cleef**
Director



**Charlie Lee**
Director



**Melanie Pump**
Director

## Core Values

- Integrity
- Teamwork
- Trust
- Fairness
- Accountability
- Diversity and Inclusion

For full biographies of our Management team and Board of Directors, visit our website at www.btcs.com.

BTCS

# Key Takeaways

Disruptive and growth industry

Dedicated management team with deep industry and capital markets experience

High growth and scalable business model

75% gross margins, debt free*

38% Insider ownership**

StakeSeeker by BTCS

Robust integrated Staking-as-a-Service and data analytics platform

*Unaudited for the year ended December 31, 2022.
** Insider ownership as of January 6, 2023

BTCS

## Key Service Providers

| | |
|---|---|
| EQUITY STOCK TRANSFER | Transfer Agent |
| Nason Yeager Gerson Harris & Fumero, P.A. Attorneys at Law \| Est. 1960 | Legal Counsel |
| RBSM | Auditor |

## Contact Us

IR Ph: 202-987-8368

Email: ir@btcs.com

www.btcs.com

### Mercy Chikowore

Media Requests

Ph: 803-347-6905

Email: m.chikowore@btcs.com